                             LETTER OF TRANSMITTAL
                                      FOR
                        9 1/2% SENIOR NOTES DUE 2009 AND
              12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009
                                       OF

                         INTERMEDIA COMMUNICATIONS INC.
                 PURSUANT TO THE EXCHANGE OFFERS IN RESPECT OF
             ALL OF THEIR OUTSTANDING 9 1/2% SENIOR NOTES DUE 2009
                   FOR 9 1/2% SERIES B SENIOR NOTES DUE 2009
                                      AND
  ALL OF THEIR OUTSTANDING 12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009
              FOR 12 1/4% SERIES B SENIOR DISCOUNT NOTES DUE 2009
                PURSUANT TO THE PROSPECTUS DATED APRIL    , 1999

     THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 1999, UNLESS EXTENDED. TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFERS.

    TO: SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, EXCHANGE AGENT

       By Mail, Hand or Overnight Courier:                            By Facsimile:
     SunTrust Bank, Central Florida, National                         (407) 237-5299
                   Association
       225 East Robinson Street, Suite 250
              Orlando, Florida 32801                              Confirm by Telephone:
            Attention: Holly Arencibia                                (407) 237-5179

     Delivery of this Letter of Transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFERS MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE DATE THE EXCHANGE OFFERS EXPIRE.

     By execution hereof, the undersigned acknowledges receipt of Intermedia's
Prospectus, dated April   , 1999, which together with this letter and the
instructions hereto, constitute Intermedia's offer to exchange $1,000 principal amount of its 9 1/2% Series B Senior Notes due 2009 that have been registered under the Securities Act for each $1,000 principal amount of its outstanding
9 1/2% Senior Notes dues 2009 and $1,000 principal amount at maturity of its 12 1/4% Series B Senior Subordinated Discount Notes due 2009 that have been registered under the Securities Exchange Act for each $1,000 principal amount at maturity of its outstanding 12 1/4% Senior Subordinated Discount Notes due 2009, in each case, upon the terms and subject to the conditions set forth in the Prospectus.

     Intermedia has not entered into any arrangement or understanding with any person to distribute the New Notes to be received in the Exchange Offers and to the best of Intermedia's information and belief, each person participating in the Exchange Offers is acquiring the New Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Notes to be received in the Exchange Offers.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offers -- Procedures for Tendering Old Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The

Exchange Offers -- Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offers means any person: (i) in whose name Old Notes are registered on the books of Intermedia or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Notes are held by DTC who desires to deliver such Old Notes by book entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     All capitalized terms used herein and not defined herein shall have the meaning given to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFERS AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the series of Notes, certificate the numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

 ---------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF OLD NOTES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                INDICATE EITHER
                                                                 9 1/2% SENIOR          CERTIFICATE            AGGREGATE
                                                                     NOTE               NUMBER(S)*         PRINCIPAL AMOUNT
            NAMES(S) AND ADDRESS(ES) OF HOLDER(S)              OR 12 1/4% SENIOR    (ATTACH SIGNED LIST    TENDERED (IF LESS
                  (PLEASE FILL IN, IF BLANK)                   SUBORDINATED NOTE       IF NECESSARY          THAN ALL )**
 ---------------------------------------------------------------------------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

                                                                -----------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------

  TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
 ---------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.
 ---------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE
    AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
   Name of Tendering Institution:
   -----------------------------------------------------------------------------
   DTC Book-Entry Account No.:
   -----------------------------------------------------------------------------
   Transaction Code No.:
   -----------------------------------------------------------------------------

     If Holders desire to tender Old Notes pursuant to the Exchange Offers and
(i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the date the Exchange Offers expire or (iii) the procedures for book-entry transfer cannot be completed prior to the date the Exchange Offers expire, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
   Name(s) of Holder(s) of Old Notes:
   -----------------------------------------------------------------------------
   Window Ticket No. (if any):
   -----------------------------------------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery:
   -----------------------------------------------------------------------------
   Name of Eligible Institution that Guaranteed Delivery:
   -----------------------------------------------------------------------------
   DTC Book-Entry Account No.:
   -----------------------------------------------------------------------------
   If Delivered by Book-Entry Transfer,
   Name of Tendering Institution:
   -----------------------------------------------------------------------------
   Transaction Code No.:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
  Name:
  ------------------------------------------------------------------------------
  Address:
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms of the Exchange Offers the undersigned hereby tenders to Intermedia the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, Intermedia all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Intermedia and as Trustee under the indentures for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to Intermedia, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Intermedia and (ii) present such Old Notes for transfer on the books of Intermedia and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offers. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that Intermedia will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Intermedia. The undersigned also acknowledges that these Exchange Offers are being made in reliance upon an interpretation by the staff of the SEC that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of Intermedia within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such New Notes. The undersigned acknowledges that if he or she is participating in the Exchange Offers for the purpose of distributing the New Notes, the undersigned must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, the undersigned represents that such Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offers are being obtained in the ordinary course of such Holder's business, (ii) such Holder has no arrangements with any person to participate in the distribution of such New Notes and (iii) such Holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of Intermedia or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Intermedia to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

     For purposes of the Exchange Offers, Intermedia shall be deemed to have accepted validly tendered Old Notes when, as and if Intermedia has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offers for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the date the Exchange Offers expire.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offers -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Intermedia upon the terms and subject to the conditions of the Exchange Offers.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Intermedia has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if Intermedia does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE

       (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
         OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) of Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

X ---------------------------------------------------  Date: -----------------------------------------------

X ---------------------------------------------------  Date: -----------------------------------------------
            SIGNATURE(S) OF HOLDER(S) OR
                AUTHORIZED SIGNATORY

Name(s): --------------------------------------------  Address ---------------------------------------------

           ------------------------------------------  -----------------------------------------------------
                         (PLEASE PRINT)                                (INCLUDING ZIP CODE)

Capacity: -------------------------------------------  Area Code and
                                                       Telephone No.: --------------------------------------

Social Security No.: --------------------------------

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:
------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

  To be completed ONLY if certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or the New Notes issued pursuant to the Exchange Offers are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal, or if Old Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.

Name:
--------------------------------------------------------------------------------
                                     (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                                      (PLEASE PRINT)

--------------------------------------------------------------------------------
                                    ZIP CODE

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

  To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for purchase or the New Notes issued pursuant to the Exchange Offers are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal.

Name:
--------------------------------------------------------------------------------
                                     (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                                      (PLEASE PRINT)

--------------------------------------------------------------------------------
                                    ZIP CODE

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                  OF THE EXCHANGE OFFER AND THE SOLICITATIONS

     1. Delivery of this Letter of Transmittal and Old Notes. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the date the Exchange Offers expire. Intermedia may extend the Exchange Offers at any time and from time to time by giving oral or written notice to Holders of Old Notes and, unless otherwise required by applicable law or regulation, by making a release to the Dow Jones News Service on or before 9:00 a.m. of the next business day following the date the Exchange Offers expire. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to Intermedia.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the date the Exchange Offers expire, must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution;
(ii) prior to the date the Exchange Offers expire, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the date the Exchange Offers expire, this Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the date the Exchange Offers expire, all as provided in the Prospectus under the caption "Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the date the Exchange Offers expire.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by Intermedia in its sole discretion, which determination will be final and binding. Intermedia reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of counsel for Intermedia, be unlawful. Intermedia also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. Intermedia's interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Intermedia shall determine. Neither Intermedia, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Date the Exchange Offers expire.

     2. Partial Tenders. Tenders of Old Notes will be accepted in denominations of $1,000 and integral multiples thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holders should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange of any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address if provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

     3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by Intermedia, evidence satisfactory to Intermedia of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. Transfer Taxes. Intermedia will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offers. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offers, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     6. Waiver of Conditions. Intermedia reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offers in the case of any Old Notes tendered.

     7. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. Request for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers.

                         (DO NOT WRITE IN SPACE BELOW)
                          WITH RESPECT TO SENIOR NOTES

-------------------------------------------------------------------------------------------------------
     CERTIFICATE SURRENDERED              OLD NOTES TENDERED                 OLD NOTES ACCEPTED
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
  Delivery Prepared by __________  Checked by ____________  Date ____________
-------------------------------------------------------------------------------------------------------

                   WITH RESPECT TO SENIOR SUBORDINATED NOTES

-------------------------------------------------------------------------------------------------------
     CERTIFICATE SURRENDERED              OLD NOTES TENDERED                 OLD NOTES ACCEPTED
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
  Delivery Prepared by __________  Checked by ____________  Date ____________
-------------------------------------------------------------------------------------------------------